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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        JUNE 30, 2000
                                                 -------------------------------

                               Host Funding, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Maryland                    1-14280                    52-1907962
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(STATE OR OTHER JURISDICTION)       (COMMISSION)               (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

       1640 School Street, Suite 100, Moraga, California               94556
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

Registrant's telephone number, including area code:          925/631-7929
                                                   -----------------------------

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1. Change in Control of Registrant

DESCRIPTION OF TRANSACTION

         On June 30, 2000, Host Funding, Inc. (the "Company") issued to Hotel International Advisors, LLC ("HIA") 1,000,000 shares of the Company's Class A Common Stock in exchange for the transfer to the Company of minority equity interests in four Mexican domiciled entities which own interests in four separate Mexican hotels. The equity interests in the Mexican entities have an estimated fair market value of approximately $3,190,000 as described in Item 2 below.

         The shares of Class A Common Stock were issued to HIA pursuant to the terms and conditions of a letter agreement between the Company and HIA accompanied by the execution and delivery by HIA to the Company of an Investment Letter Agreement. As a result of the transaction, HIA owns approximately 31% of the outstanding shares of voting stock of the Company.

DESCRIPTION OF ACQUIRING GROUP

         HIA is a limited liability company that is owned by three individuals. No individual owns more than 49.995% of HIA. The operating agreement of HIA provides that all major decisions, including voting the shares of the Common Stock of the Company received in the exchange, must receive the approval of at least 80% of the members of HIA. Mr. Michael S. McNulty, the prior president of the Company and a prior director, is the managing member of HIA. On December 21, 1999, Mr. McNulty resigned as a director of the Company and effective December 31, 1999 as president. Except for Mr. McNulty, the members of HIA own varying percentage interests in over thirty-eight hotels, through separate Mexican domiciled entities.

         HIA completed the transaction through the contribution of the equity interests in the Mexican hotel entities to the Company.

Item 2.  Acquisition or Disposition of Assets

         In exchange for the 1,000,000 shares of Class "A" Common Stock of the Company, HIA transferred equity interests in the following hotel properties to the Company:

---------------------------------------------------------------------------------------------------------------------
                  ENTITY                        SHARES         %      EST. EQUITY FAIR MARKET VALUE            DEBT
---------------------------------------------------------------------------------------------------------------------
Immobilaria Emar S.A. de C.V.                   24,000        25%                  $825,000                     0
---------------------------------------------------------------------------------------------------------------------
Coco Club Hotels y Rivera De Mexico               30          30%                  $200,000                  625,000
S.A. de C.V.
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Meigas Hotel S.A. de C.V.                        1,250        25%                 $1,715,000                8,125,000
---------------------------------------------------------------------------------------------------------------------
Hotelera Vigo S.A. de C.V.                        120         25%                  $450,000                     0
---------------------------------------------------------------------------------------------------------------------

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         Pursuant to the agreement with HIA, HIA and its affiliate, Bufete
Grupo Internacional, S.A. de C.V., guaranteed to the Company at least $225,000 in semi-annual distributions from the Company's ownership interests in the Mexican entities. The following is summary information, provided by HIA on the hotels held by the respective Mexican entities:

         Hermosillio, Mexico. The property is a 150-room, all suite hotel which is in the final stages of completion. An eighty percent interest was acquired in November 1999 by the owners of HIA, estimated at $3,200,000 or $21,300 per room. The owner has arranged financing through a Mexican bank to complete the project and is negotiating with two U.S. franchisors concerning a long-term financing agreement. The hotel is owned by Immobilaria Emar S.A. de C.V.

         San Felipe, Mexico. The property is a 60-room hotel which recorded total revenues of $990,000 and $1,001,000 in 1999 and 1998, respectively, and net income after a 4% capital reserve and a 5% capital expenditures reserve of $697,000 and $703,000, respectively. The hotel is owned by Coco Club Hotels y Rivera De Mexico S.A. de C.V.

         Acapulco, Mexico. The Gran Meigas Hotel contains 470 rooms and is located in the old hotel district. The hotel has three restaurants and bars and is located on the beach. The hotel had gross revenues of $6,670,000 and $6,054,000 in 1999 and 1998, respectively, and net income of $2,881,000 and $2,992,000 in 1999 and 1998, respectively. The hotel is owned by Meigas Hotel S.A. de C.V.

         Hermosillio, Mexico. The property is a full service Best Western Hotel with 70 rooms, including a rooftop pool. The hotel will go through an extensive renovation in 2000 and generally caters to business travelers. The hotel recognized total revenues of $1,342,000 and $1,278,000 in 1999 and 1998, respectively, and net income of $733,000 and $565,000 in 1999 and 1998, respectively. The hotel is owned by Hotelera Vigo S.A. de C.V.

Item 3. Bankruptcy or Receivership

         Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

         Not Applicable.

Item 5. Other Events

         Not Applicable.

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Item 6. Resignations of Registrant's Directors

         Not Applicable.

Item 7. Financial Statements and Exhibits

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Not Applicable.

         (b) PRO FORMA FINANCIAL INFORMATION

                  Not Applicable.

         (c) EXHIBITS

         2.1 Letter Agreement dated effective as of June 27, 2000 by and among Bufete Grupo Internacional, S.A. de C.V., Hotel International Advisors, LLC and Host Funding, Inc.

         2.2 Investment Letter Agreement dated effective as of June 22, 2000 executed by Hotel International Advisors, LLC.

Item 8. Change in Fiscal Year

                  Not Applicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Host Funding, Inc.

                               /s/ Glen W. Fuller
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                             By:      Glen W. Fuller, Chief Operating Officer

                             Date     July 17, 2000
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